UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

____________________

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ASTA FUNDING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ASTA FUNDING, INC.
210 Sylvan Avenue
Englewood Cliffs, New Jersey 07632

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “Meeting”) of Asta Funding, Inc. (the “Company”) to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631, on Wednesday, August 14, 2019, at 9:00 AM, eastern standard time.

The enclosed Notice of Meeting and the accompanying proxy statement describe the business to be conducted at the Meeting. We have also enclosed a copy of the Company’s 2018 Annual Report on Form 10-K, which contains certain information regarding the Company and its financial results for the fiscal year ended September 30, 2018. This proxy statement and the enclosed form of proxy are first being mailed to stockholders beginning on July 3, 2019.

We look forward to seeing you at the Meeting. Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted at the Meeting. Accordingly, please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States, or you can now vote online by following the instructions on your proxy card. Even if you return a signed proxy card, you may still attend the Meeting and vote your shares in person. Every stockholder’s vote is important, whether you own a few shares or many.

Sincerely,

Gary Stern

Chairman, President and Chief Executive Officer

Dated: July 3, 2019

ASTA FUNDING, INC.
210 Sylvan Avenue
Englewood Cliffs, New Jersey 07632

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

August 14, 2019

The Annual Meeting of Stockholders (the “Meeting”) of Asta Funding, Inc. (the “Company”) will be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631, on Wednesday, August 14, 2019, at 9:00 AM, eastern standard time, to consider and act upon the following:

1. To elect the five (5) nominees named in this proxy statement to serve as directors of the Company until the 2020 annual meeting of stockholders and until their successors have been duly elected and qualified;

2. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019; and

3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of record of the Company’s common stock, par value $.01 per share, at the close of business on June 26, 2019 are entitled to notice of and to vote at the Meeting. A complete list of those stockholders will be open to examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours at the Company’s executive offices at 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, for a period of ten days prior to the Meeting and at the Meeting.

By Order of the Board of Directors

Bruce R. Foster
Chief Financial Officer

Dated: July 3, 2019

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE ONLINE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE AT THE MEETING. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES ARE VOTED.

i

ASTA FUNDING, INC.
210 Sylvan Avenue
Englewood Cliffs, New Jersey 07632
ANNUAL MEETING OF STOCKHOLDERS
August 14, 2019

PROXY STATEMENT

GENERAL INFORMATION

The enclosed proxy is solicited by the Board of Directors of Asta Funding, Inc. (the “Company,” “we” or “us”) for use at the Annual Meeting of Stockholders to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631 on Wednesday, August 14, 2019, at 9:00 AM, eastern standard time, and at any adjournments, postponements or continuations thereof (the “Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy, or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

This proxy statement, the enclosed form of proxy and our Annual Report on Form 10-K for the year ended September 30, 2018, which includes our consolidated financial statements, are first being mailed to stockholders on July 3, 2019. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. Proxy cards that are returned signed, but without voting instructions, will be voted in accordance with the recommendations of the Board of Directors. The Board of Directors recommends a vote “FOR” each of the nominees listed in Proposal 1 above, and a vote “FOR” Proposal 2 listed above.

The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or e-mail or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy-soliciting material to the beneficial owners of stock held of record by such persons, and we will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. All costs relating to the solicitation of proxies will be borne by us including expenses in connection with the preparation and mailing of the proxy statement, form of proxy and any other material furnished to the stockholders by us in connection with the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on August 14, 2019.

This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2018, including financial statements, are available on the internet at http://www.astafunding.com. Under the rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by making our proxy materials available to you free of charge on the Internet.

VOTING AT THE MEETING

Who Can Vote

Only stockholders of record at the close of business on June 26, 2019, the record date, are entitled to notice of and to vote at the Meeting, and at any postponement(s), adjournment(s) or continuations thereof. As of the record date, 6,605,915 shares of our common stock, par value $0.01 per share (“Common Stock”), were issued and outstanding. Holders of our Common Stock are entitled to one vote per share for each proposal presented at the Meeting.

How to Vote; How Proxies Work

Our Board of Directors is asking for your proxy. Whether or not you plan to attend the Meeting, we urge you to vote by proxy in advance of the Meeting. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience. Instead of using the paper proxy card provided along with this proxy statement, you may vote over the Internet. If you have Internet access you may vote your shares by following the Internet instructions on the proxy card. If you hold your shares through a broker or other nominee, you should follow the instructions provided to you by that broker or other nominee to vote.

Any proxy signed and returned to us and not specifying to the contrary, and not designated as an abstention as described below, will be voted:

●	FOR the election of each of the director nominees; and

●	FOR the ratification of the selection of EisnerAmper LLP as our independent registered public accounting firm for the 2019 fiscal year.

Should any matters not described above be properly presented at the Meeting, the persons named in the proxy card will vote in accordance with their judgment. The proxy card authorizes these persons, in their discretion, to vote upon such matters as may properly be brought before the Meeting or any adjournment, postponement or continuation thereof.

What Constitutes a Quorum

The presence at the Meeting in person or by proxy of stockholders holding a majority of the shares of Common Stock entitled to vote at the Meeting will constitute a quorum.

What Vote is Required

For Proposal 1, directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors, which means that the five nominees receiving the highest number of affirmative votes will be elected.

Approval of Proposal 2 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. Abstentions will not have any effect on the outcome of Proposal 1. Abstentions will have the effect of a vote against Proposal 2.

Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner. Broker non-votes are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present. If you hold your shares through a broker or other nominee and do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee will not be permitted to vote them on non-routine matters, resulting in broker non-votes for such proposal. The only non-routine matter for purposes of the Meeting is Proposal 1. Shares subject to a broker non-vote will not be considered entitled to vote with respect to Proposal 1, and thus will not affect the outcome of Proposal 1. Brokers have discretionary authority to vote for Proposal 2 as a routine matter and, therefore, if you do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee is permitted to vote them on Proposal 2, and there will be no broker non-votes on Proposal 2.

How to Revoke

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise at the Meeting. The proxy may be revoked by filing with our Secretary, at 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Meeting. A stockholder who attends the Meeting need not revoke the proxy and vote in person unless he or she wishes to do so. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Meeting.

sSECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of June 26, 2019 with respect to beneficial ownership of our Common Stock by (i) each director and executive officer of the Company, (ii) each person known by us to own beneficially more than five percent of our outstanding Common Stock, and (iii) all directors and executive officers as a group. This table has been prepared based on 6,605,915 shares of Common Stock outstanding on June 26, 2019. Unless otherwise indicated, the address of each beneficial owner is c/o Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage(1)

GMS Family Investors LLC (2)	871,500	13.2%
Asta Group, Incorporated (3)	842,000	12.7%
RBF Capital, LLC (4) 3047 Fillmore Street, San Francisco, CA 94123	400,000	6.1%
Officers and Directors:
Ricky Stern (5)	2,530,750	38.0%
Gary Stern (6)	2,193,657	32.2%
Louis A. Piccolo (7)	138,500	2.1%
Seth Berman (8)	102,600	1.5%
David Slackman (9)	82,000	1.2%
Michael Monteleone	—	—
Timothy Bishop	—	—
Bruce R. Foster	—	—

All executive officers and directors as a group (8 persons) (5)(6)(7)(8)(9)(10)	4,541,327	63.4%

(1)	Any shares of Common Stock that any person named above has the right to acquire within 60 days of June 26, 2019, are deemed to be outstanding for purposes of calculating the ownership percentage of such person, but are not deemed to be outstanding for purposes of calculating the beneficial ownership percentage of any other person not named in the table above.

(2)

A limited liability company over which Ricky Stern has sole voting and investment power. Gary Stern has a 79.46% beneficial interest in the LLC, trusts for the benefit of the children of Gary Stern and of which Ricky Stern is the trustee have a combined 20.43% beneficial interest (10.215% each), and Arthur Stern has a .11% beneficial interest in the LLC.

(3)	Asta Group, Incorporated (“Asta Group”) is owned by Arthur Stern, our former Chairman Emeritus and Director, Gary Stern, our Chairman, President and Chief Executive Officer, and other members of the Stern family.

(4)	Based on information received from the stockholder.

(5)	Includes 50,000 shares of Common Stock issuable upon exercise of options. Includes 145,428 shares directly owned and 318,590 shares held in the Ricky Stern 2012 GST Trust for which he serves as co-trustee with Gary Stern, and has joint voting and investment power, and which are also reported as beneficially owned by Gary Stern. Includes 871,500 shares owned by GMS Family Investors LLC. Ricky Stern is the Manager of the LLC and as such has sole voting and investment power of such shares. Also includes 243,278 shares held in the Emily Stern Family 2012 Trust for which he is trustee, and has sole voting and investment power over such shares, and 714,364 shares held in the Ricky Stern Family 2012 Trust, for which he is trustee, and has sole voting and investment power over such shares. Also includes 187,590 shares held in the Emily Stern 2012 GST Trust for which he is co-trustee with Gary Stern, and which are also reported as beneficially owned by Gary Stern, and has joint voting and investment power over such shares.

(6)	Includes 210,000 shares of Common Stock issuable upon exercise of options, 509,049 shares directly owned, and 842,000 shares of Common Stock owned by Asta Group, which shares are attributable to Gary Stern based on his role as an officer, director, and stockholder of Asta Group. Gary Stern disclaims beneficial ownership of the shares owned by Asta Group. Also includes 145,428 shares of Common Stock held by Mr. Stern’s adult child who shares his home, and for which he disclaims beneficial ownership, as well as 187,590 shares held in the Emily Stern 2012 GST Trust for which he is co-trustee with Ricky Stern, and which are also reported as beneficially owned by Ricky Stern, and has joint voting and investment power over such shares. Also includes 318,590 shares held in the Ricky Stern 2012 GST Trust for which he serves as co-trustee with Ricky Stern and has joint voting and investment power, and which are also reported as beneficially owned by Ricky Stern.

(7)	Includes 127,500 shares of Common Stock issuable upon exercise of options within 60 days of June 26, 2019.

(8)	Includes 100,100 shares of Common Stock issuable upon exercise of options within 60 days of June 26, 2019.

(9)	Includes 67,500 shares of Common Stock issuable upon exercise of options within 60 days of June 26, 2019.

(10)	Includes 555,100 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of June 26, 2019.

PROPOSAL ONE-ELECTION OF DIRECTORS

In accordance with our Certificate of Incorporation and By-laws, the current number of directors of the Company has been set by the Board of Directors at five. At the Meeting, five directors will be elected by the stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified, and a proxy may only be voted for five directors.

All five nominees named in this proxy statement are currently directors who will serve until their successors are duly elected and qualified. Each person named herein as a nominee for director has consented to serve, and it is not contemplated that any nominee would be unable to serve, as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board of Directors’ nominees will be voted for such other person.

The current Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee (the “Governance Committee”), nominated the individuals named below for election to our Board of Directors. Background information on each of the nominees is set forth below:

Name	Age	Position
Gary Stern	66	Chairman, President and Chief Executive Officer
Timothy Bishop(1)(2)(3)	69	Director
Michael Monteleone(1)	61	Director
Louis A. Piccolo	67	Director
David Slackman(1)(2)(3)	72	Director

________________

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Governance Committee

The Business Experience and Qualifications of Each Director

We believe that our Board of Directors should be composed of individuals with sophistication and experience in many substantive areas that impact our business. We believe that experience, qualifications, or skills in the following areas are most important: experience in the distressed consumer credit industry; regulatory; accounting and finance; capital markets; strategic planning; human resources and development practices; and board practices of other corporations. These areas are in addition to the personal qualifications described in this section. We believe that all of the current members of our Board of Directors possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for each such member in the individual biographies below. The principal occupation and business experience, for at least the past five years, of each current director is as follows:

Gary Stern has been a director and the President and Chief Executive Officer of the Company since our inception in July 1994. Mr. Stern assumed the role of Chairman in January 2009. Mr. Stern had been Vice President, Secretary, Treasurer and a director of Asta Group, a holding com company and current affiliate of the Company, since 1980, and has held other positions with Asta Group prior thereto. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections. As a result of these and other professional experiences, Mr. Stern possesses particular knowledge and experience in financial management and collections, which strengthens the Board of Directors’ collective qualifications, skills and experience.

Timothy Bishop has been a director of the Company since July 2018. Mr. Bishop served Southampton College for 29 years, leaving the position of Provost in 2002 to make his first-ever run for office, when he was elected to represent New York's 1st Congressional District in one of the closest elections in the nation. He was re-elected to the House of Representatives five times. Congressman Bishop graduated from Southampton High School and holds a BA in History from Holy Cross College in Worcester, Massachusetts and a Masters Degree in Public Administration from Long Island University. During his time in Congress, Mr. Bishop served on the House Budget Committee for four years, and served as either the Vice-Chair or Co-Chair of the Democratic Budget group for all twelve years he was in Congress. Mr. Bishop previously served as a director of SFX Entertainment, Inc., a media and entertainment company, from December 2015 to December 2016. Additionally, Mr. Bishop served as the budget officer for Southampton College for approximately 22 years. As a result of these and other professional experiences, Mr. Bishop possesses particular knowledge and experience in budget preparation, control and analysis, which strengthens the Board of Directors’ collective qualifications, skills and experience.

Michael Monteleone has been a director of the Company since January 2019. Mr. Monteleone is a retired audit partner formerly with KPMG LLP, a global network of professional firms providing audit, tax and advisory services, where he served as an SEC Reviewing Partner from January 2010 to December 2018. Mr. Monteleone possesses particular knowledge and experience in audit and accounting matters, which strengthens the Board of Directors’ collective qualifications, skills and experience.

Louis A. Piccolo has been a director of the Company since June 2004. Mr. Piccolo has served as President of A.L. Piccolo & Co., Inc., a business consulting firm specializing in management and financial consulting, since 1988. Mr. Piccolo was an Executive Vice President and Chief Financial Officer of Alfred Dunhill of London, Inc. from 1983 to 1988, and held the same positions at Debenham’s PLC, from 1981 to 1983. From 1977 to 1981, Mr. Piccolo was a senior accountant at KPMG Peat Marwick. As a result of these and other professional experiences, Mr. Piccolo possesses particular knowledge and experience in accounting and management, which strengthens the Board of Directors’ collective qualifications, skills and experience.

David Slackman has been a director of the Company since May 2002. Mr. Slackman has served as Managing Director at HT Capital Advisors LLC from August 2008 to present. Mr. Slackman served as President, Manhattan Market (New York) of Commerce Bank from January 2001 through June 2008. Mr. Slackman was an Executive Vice President of Atlantic Bank of New York from 1994 to 2001 and a Senior Vice President of the Dime Savings Bank from 1986 to 1994. Since 2012, Mr. Slackman has served as Chairman of the New York City Advisory Board of Sterling National Bank. In 2015, Mr. Slackman was appointed President and Chief Executive Officer of the New York League of Independent Bankers until September 2016, a non-profit trade association for commercial banks in the New York metropolitan area. In October 2018, Mr. Slackman resigned his position at Sterling Bank to accept a consulting position with Republic Bank (FRBK), of Philadelphia, in connection with its expansion into New York City. As a result of these and other professional experiences, Mr. Slackman possesses particular knowledge and experience in financial services and management, which strengthens the Board of Directors’ collective qualifications, skills and experience.

No director serves or has served in the prior five years as a director of another company with a class of securities registered pursuant to Section 12 or Section 15(d) of the Exchange Act or a company registered as an investment company under the Investment Company Act of 1940, aside from Mr. Bishop’s service as a director of SFX Entertainment, Inc. indicated above.

There are no events or legal proceedings material to an evaluation of the ability or integrity of any director of the Company or any nominee therefore. Moreover, no director of the Company, nor any nominee therefore, is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

Family Relationships

Gary Stern is the father of Ricky Stern.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE IN PROPOSAL ONE.

PROPOSAL TWO-RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

On March 9, 2017, the Audit Committee approved the dismissal of Mazars USA LLP (“Mazars”) as the Company’s independent registered public accounting firm. Such dismissal was effective after Mazars’s review of the Company’s unaudited quarterly financial statements for the fiscal quarter ended December 31, 2016 and the filing of the related Quarterly Report on Form 10-Q with the SEC on May 10, 2017. Also on March 9, 2017, after reviewing proposals from several accounting firms, the Audit Committee selected EisnerAmper LLP (“EisnerAmper”) to be appointed following the filing of the Form 10-Q related to the fiscal quarter ended December 31, 2016 to serve as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2017.

The audit report of Mazars on the Company’s consolidated financial statements as of and for the year ended September 30, 2016, did not contain any adverse opinion or disclaimer of opinion with respect to the Company’s financial statements, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 30, 2015 and 2016, and the subsequent interim period through May 10, 2017, there were no disagreements with Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.

During the Company’s fiscal years ended September 30, 2015 and 2016, and the subsequent interim period through May 10, 2017, were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. However, on September 18, 2018, the Company filed Amendment No. 1 on Form 10-K/A for the fiscal year ended September 30, 2016, for the purpose of amending and restating certain of the Company’s previously issued financial statements. In connection with the restatement, Mazars re-audited the Company’s internal control over financial reporting as of September 30, 2015 and 2016, and expressed an adverse opinion thereon due to the presence of several material weaknesses, each as described more fully therein. Such material weaknesses constituted “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. The Audit Committee has discussed these material weaknesses with Mazars and EisnerAmper, and has authorized Mazars to respond fully to the inquiries of EisnerAmper concerning such material weaknesses.

During the Company’s fiscal years ended September 30, 2015 and 2016, and the subsequent interim period through March 9, 2017, the Company did not consult with EisnerAmper regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided Mazars a copy of the foregoing disclosures and requested that Mazars furnish the Company with a letter addressed to the SEC stating whether or not Mazars agrees with the statements made herein. A copy of that letter, dated October 12, 2018, was furnished as Exhibit 16.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017.

Our Audit Committee has the responsibility to select, retain and oversee the work of outside auditors and, when appropriate, to replace the outside auditors. Stockholder ratification of the appointment of EisnerAmper as our independent registered public accounting firm for the fiscal year ending September 30, 2019 is not required by law, by the NASDAQ Global Select Market listing requirements or by our Certificate of Incorporation or By-laws. However, the Board of Directors is submitting the selection of EisnerAmper to our stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, we will reconsider whether or not to retain that firm. Even if the selection is ratified, we may appoint a different independent registered public accounting firm during the year, if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

A representative of EisnerAmper is expected to be present at the Meeting, will make such statements as EisnerAmper may desire and will be available to respond to appropriate questions from the stockholders. To pass, this proposal requires the affirmative vote of a majority of the Common Stock present in person or by proxy at the Meeting and entitled to vote.

The fees billed by EisnerAmper for professional services rendered for the year ended September 30, 2018 and for the period March 9, 2017 through September 30, 2017, are reflected in the following table:

	2018	March 9, 2017 through September 30, 2017
Audit Fees:	$483,000	$158,000
Audit-Related Fees:	—	—
Tax Fees:	—	—
All Other Fees:	—	—
Total Fees:	$483,000	$158,000

The fees billed by Mazars for professional services rendered for the period from October 1, 2016, the beginning of the Company’s 2017 fiscal year, through March 9, 2017, the date that Mazars was dismissed as the Company’s independent registered public accounting firm, are reflected in the following table:

October 1, 2016 through March 9, 2017
Audit Fees:	$132,000
Audit-Related Fees:	—
Tax Fees:	—
All Other Fees:	—
Total Fees:	$132,000

Securities Exchange Act of 1934, as amended (“Exchange Act”) rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the audit committee of that company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions as set forth in Rule 2-01(c)(7)(i)(C) under the Exchange Act are met. All of the services described above were pre-approved by our Audit Committee and, therefore, were not provided pursuant to a waiver of the pre-approval requirements set forth in such rule.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EXECUTIVE OFFICERS

The following are the executive officers of the Company who are not directors of the Company:

Bruce R. Foster, CPA, age 59, serves as Executive Vice President and Chief Financial Officer of the Company since March 2016. Prior to joining the Company, Mr. Foster served as Chief Financial Officer from December 2005 to February 2016 of 4Licensing Corporation, formerly known as 4Kids Entertainment, Inc., a publicly traded company engaged in entertainment licensing, where he was employed since 2002. He also worked in public accounting for 15 years with Deloitte, an international public accounting firm, as well as other regional public accounting firms. 4Kids Entertainment, Inc. filed a voluntarily petition for bankruptcy in April 2011 and, after emerging from bankruptcy in December 2012, filed a subsequent voluntary petition in September 2016.

Ricky Stern, age 34, was appointed as Senior Vice President in March 2014. Prior to this appointment, Ricky served as our Assistant Treasurer from 2011 to 2014. Prior to joining the Company he was an analyst with a brokerage firm from 2008 to 2009. From 2009 to 2011 he earned his Master’s Degree. He is a Certified Financial Planner, Certified Investment Management Analyst, licensed health insurance producer in both New York and New Jersey and has attained the Accredited Disability Representative designation.

Seth Berman, Esq., age 56, has served as our General Counsel since 2005, was named Chief Compliance Officer in April 2013 and became Secretary of the Board of Directors in May 2016. From 1997 through 2004, Mr. Berman was associated with Weil, Gotshal & Manges LLP.

There are no events or legal proceedings material to an evaluation of the ability or integrity of any executive officer of the Company. Moreover, no executive officer of the Company is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

EXECUTIVE COMPENSATION

We are currently considered a smaller reporting company for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table (reporting two fiscal years of compensation) and an Outstanding Equity Awards at Fiscal Year-End Table, as well as limited narrative disclosures. Further, current reporting obligations extend only to our “Named Executive Officers” with respect to the 2018 year, which included Mr. Gary Stern, our President and Chief Executive Officer, and our two most highly compensated executive officers other than Mr. Gary Stern, Messrs. Foster and Berman, who were serving as of September 30, 2018. Additionally, while we are not required to disclose compensation for any other executive officers, we are choosing to voluntarily report compensation paid to Ricky Stern because he is considered an integral part of the Company's executive management team as the manager of GAR Disability Advocates, LLC, a wholly owned subsidiary of the Company.

Summary Compensation Table

The following table shows for the years ended September 30, 2018 and 2017 compensation awarded to or paid to our Named Executive Officers.

Name and principal position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)(*)	Total ($)

Gary Stern
President and Chief	2018	$600,000	$—	$40,390	$640,390
Executive Officer	2017	$600,000	$—	$51,295	$651,295

Bruce Foster
Chief Financial	2018	$275,000	$—	$39,666	$314,666
Officer and Chief	2017	$275,000	$150,000	$32,398	$457,398
Accounting Officer

Ricky Stern
Senior Vice President	2018	$280,000	$—	$24,429	$304,429
and President of GAR	2017	$280,000	$—	$27,636	$307,636
Disability

Seth Berman
General Counsel and	2018	$275,000	$—	$35,245	$310,245
Chief Compliance	2017	$275,000	$20,000	$34,241	$329,241
Officer and Secretary

_________________

(*)	The following table summarizes "All Other Compensation" for purposes of the Summary Compensation Table above.

Name	Year	401(k) Company Match ($)	Health Insurance Premiums ($)(1)	Auto Fringe ($)	Total ($)
Gary Stern	2018	$11,166	$24,610	$4,614	$40,390
Bruce R Foster	2018	$10,577	$24,610	$4,479	$39,666
Ricky Stern	2018	$10,769	$10,635	$3,025	$24,429
Seth Berman	2018	$10,635	$24,610	$—	$35,245

Narrative Following Summary Compensation Table

Total compensation paid to our Named Executive Officers is generally divided among three principal components: base salary, cash bonuses, and equity awards. Base salary is generally fixed and does not vary based on our financial and other performance. The other components, cash bonuses and stock options or other equity or equity-based awards, are variable and dependent upon our market performance. Historically, judgments about these elements have been made subjectively. In the case of stock options, the value is dependent upon our future stock price and, accordingly, such awards are intended to reward the Named Executive Officers for favorable Company-wide performance. Each of the three elements of executive compensation has been determined by evaluating our analysis of our financial performance, overall economic conditions and certain individual achievements, such as successful completion of assigned tasks. Our Compensation Committee reviews total compensation to see if it falls in line with peer companies and may also look at overall market data. For fiscal year 2018, the Compensation Committee determined that our compensation program was generally competitive with the members of our peer group.

With respect to the 2018 year, we held base salaries consistent with 2017 levels. We did not grant stock options or other equity-based compensation awards to our Named Executive Officers during the 2018 year, although each of our Named Executive Officers held outstanding stock option awards as detailed below.

Our executive bonuses are dependent on meeting corporate objectives. Our annual performance-based bonus opportunities for all of our Named Executive Officers are dependent upon our achievement of annual corporate objectives established each year and, in the case of our Named Executive Officers other than our Chief Executive Officer, the individual officer’s contributions towards such corporate objectives. Our Board of Directors may choose to award additional bonuses based on significant corporate achievements that occur during the year. We maintain a reasonable limit on the maximum performance bonus that may be paid. For 2018, no bonuses were paid to any of our Named Executive Officers, because the Company set the goal for discretionary bonuses at an extremely high level of performance.

All Other Compensation.      The Company maintains a 401(k) Retirement Plan covering all of its eligible employees. Matching contributions made by the Company are determined in the discretion of the board of directors each plan year. For the 2018 plan year, the Company matched 4 percent of the Named Executive Officers’ employee contributions to the 401(K) Retirement Plan, up to a maximum of 4 percent. Additionally, the Company paid 100% of the health insurance premiums for the Named Executive Officers [and their eligible dependents] and an auto allowance for the Named Executive Officers, each as shown in the Summary Compensation Table.

Severance and Change-in-Control Benefits. Currently, we have an employment agreement with our Chief Financial Officer, Bruce R. Foster. None of our other Named Executive Officers are providing services under an employment agreement, and would not be entitled to receive severance benefits pursuant to any formal plan or program. Under his agreement, Mr. Foster will receive a base salary of $275,000, subject to annual increase, and be eligible to receive cash and non-cash bonuses at the discretion of the Board of Directors or a duly constituted committee of the Board. He will also be entitled to participate in any other benefit plans established by the Company for executive employees. Mr. Foster’s agreement has an 18 month non-compete and non-solicitation provision. The agreement has a one (1) year term, and the term will be extended by one year on each anniversary date of the agreement unless either party, at least 90 days prior to an anniversary date, provides the other party with notice of its intention not to extend the term of the agreement. Under the agreement, Mr. Foster can be terminated with or without “cause,” as defined in the agreement. In the event he is terminated without “cause,” he will receive severance equal to three (3) months of his then current base salary. In the event that Mr. Foster’s employment is terminated, he is reassigned to a position of lesser rank or status than CFO, his principal place of employment is moved by more than 25 miles, or his compensation or other benefits are reduced, or he voluntarily terminates his employment, in each case within six months of a change in control of the Company, Mr. Foster will receive a lump sum payment equal to two times his then current base salary and two years of benefits continuation at active employee rates. If Mr. Foster’s employment is terminated without cause prior to but in connection with a change in control, he will be entitled to the same compensation and benefits.

Outstanding Option Awards at Fiscal Year-End

The following table provides information on exercisable options held by the named executive officers on September 30, 2018. As of September 30, 2018 none of the Named Executive Officers held unvested stock option or stock awards.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Gary Stern	60,000	—	$7.63	12/15/20	—	$—
	100,000	—	$7.77	12/13/21	—	—
	50,000	—	$8.49	12/12/23	—	—

Ricky Stern	10,000	—	$8.36	12/22/21	—	—
	20,000	—	$9.57	12/18/22	—	—
	20,000	—	$8.49	12/12/23	—	—

Seth Berman	100	—	$8.07	12/11/19	—	—
	30,000	—	$7.63	12/15/20	—	—
	30,000	—	$7.77	12/13/21	—	—
	20,000	—	$9.57	12/18/22	—	—
	20,000	—	$8.49	12/12/23	—	—

 Advisory Votes on Executive Compensation

The Dodd Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd Frank”) requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding and advisory basis, both the compensation of our named executives officers (“Say on Pay”), as well as the frequency with which we hold an advisory vote with respect to Say on Pay. Last year our stockholders voted to recommend the frequency of the Say on Pay vote be once every three years, therefore we expect the next Say on Pay vote to occur in 2021.

DIRECTOR COMPENSATION

All compensation that Mr. Gary Stern received during fiscal year 2018 has been reported above in his employee capacity within the Summary Compensation Table. Mr. Gary Stern received no additional compensation for serving as a director, except that he, like all directors, is eligible to be reimbursed for any expenses incurred in attending Board and committee meetings. For fiscal year 2018, the total annual cash fees that a director, other than Mr. Gary Stern, could have received for serving on our Board of Directors and committees of the Board of Directors were set as follows:

●	$45,000 for each member of the Board of Directors;

●	$35,000 for the Chairman of the Audit Committee;

●	$10,000 for Audit Committee Members;

●	$15,000 for Chairman of the Compensation Committee;

●	$7,500 for Compensation Committee Members;

●	$15,000 for Chairman of the Nominating and Governance Committee;

●	$7,500 for Nominating and Governance Committee Members.

The Audit Committee Chair fee was changed in January 2019 to $15,000 going forward.

The following table summarizes compensation paid to outside directors in fiscal 2018:

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)	Total ($)
Timothy Bishop	$13,282	(2)	$—	$13,282
Mark Levenfus	$102,153	(3)	$—	$102,153
Louis Piccolo	$45,000	(4)	$—	$45,000
David Slackman	$77,500	(5)	$—	$77,500
Edward Celano	$52,500	(6)	$—	$52,500

_______________

(1)

No stock option awards were granted in fiscal year 2018. As of September 30, 2018, Messrs. Bishop, Levenfus and Celano had no outstanding options or stock awards. Mr. Piccolo had 127,500 outstanding options all of which were exercisable as of September 30, 2018. Mr. Slackman had 67,500 outstanding options all of which were exercisable as of September 30, 2018.

(2)

Includes, in addition to $9,049 for his prorated director retainer, $2,011 for his prorated fee for being a member of the Audit Committee, and $2,222 for his prorated fee for being a member of the Governance Committee of the Board of Directors, then subsequently as Chairman, after Mr. Bishop assumed the role from Mr. Levenfus.

(3)

Includes, in addition to $45,000 director retainer, $35,000 for being Chairman of the Audit Committee, $7,500 for being a member of the Compensation Committee, and $14,653 for his prorated fee for being Chairman and then, subsequently as a member of the Governance Committee of the Board of Directors, after Mr. Bishop assumed the role as Chairman.

(4)	Includes $45,000 director retainer.
(5)

Includes, in addition to $45,000 director retainer, $15,000 for being Chairman of the Compensation Committee, $10,000 for being a member of the Audit Committee, and $7,500 for being a member of the Governance Committee of the Board of Directors.

(6)

Includes, in addition to $33,750 for his prorated director retainer, $7,500 for his prorated fee for being a member of the Audit Committee, $5,625 for his prorated fee for being a member of the Governance Committee, and $5,625 for his prorated fee for being a member of the Compensation Committee of the Board of Directors. Mr. Celano passed away unexpectedly on June 4, 2018.

BOARD ORGANIZATION AND MEETINGS

Composition of the Board of Directors. The Board of Directors has determined that the following members of the Board satisfy the NASDAQ definition of independence: Michael Monteleone, David Slackman and Timothy Bishop. Mr. Levenfus, who resigned from the Board of Directors on January 3, 2019, served as an independent director during the 2018 fiscal year. Mr. Celano, who passed away unexpectedly on June 4, 2018, served as an independent director during the 2018 fiscal year until his passing.

During the fiscal year ended September 30, 2018, the Board of Directors held 20 meetings, the Audit Committee held five meetings, the Compensation Committee held one meeting, and the Nominating and Corporate Governance Committee held three meetings. During the fiscal year ended September 30, 2018, all members of the Board of Directors, when acting in such capacity, attended at least 75% of all meetings of the Board of Directors that such director was eligible to attend, and of all meetings of committees of the Board of Directors of which such director was a member. Our policy states that all Board members should attend the Annual Meeting of Stockholders, and all directors attended our Annual Meeting held on November 30, 2018.

Board’s Leadership Structure and Role in Risk Oversight. The Board of Directors is currently comprised of five directors, three of whom satisfy the NASDAQ definition of independence: Michael Monteleone, David Slackman and Timothy Bishop. Our Board of Directors currently believes that our Company is best served by combining the roles of Chairman of the Board of Directors and Chief Executive Officer. Our Board of Directors believes that as Chief Executive Officer, Mr. Stern is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading discussion and execution of strategy. Our independent directors bring experience, oversight and expertise from outside our company, while our Chief Executive Officer brings company-specific experience and expertise. Our Board of Directors believes that the combined role of Chairman and Chief Executive Officer is the best leadership structure for the Company at the current time as it promotes the efficient and effective development and execution of our strategy and facilitates information flow between management and our Board of Directors. The Board of Directors recognizes, however, that no single leadership model is right for all companies at all times. Accordingly, the Board of Directors intends to periodically review its leadership structure.

Currently, David Slackman serves as lead independent director. The lead independent director executes the following functions:

●	with the Chairman of the Board of Directors, establishes the agenda for regular meetings of the Board of Directors;

●	establishes the agenda for, and presides over, meetings of independent directors;

●	presides over any portions of meetings of the Board of Directors at which the evaluation or compensation of the Chief Executive Officer is presented or discussed;

●	presides over any portions of meetings of the Board of Directors at which the performance of the Board of Directors is discussed; and

●	exercises other such powers and duties as the Board of Directors may, from time to time, determine in accordance with applicable law.

The Board of Directors is responsible for overseeing and monitoring the material risks facing the Company. In its oversight role, the Board of Directors regularly reviews the Company’s strategic initiatives, which address, among other things, the risks and opportunities facing the Company. The Board of Directors also has overall responsibility for executive officer succession planning and reviews succession plans from time to time. The Board of Directors has delegated certain risk management oversight responsibility to its committees. The Audit Committee plays an important risk management function, and oversees elements of compliance and legal risk.

Compensation Committee Matters

Compensation Committee. The Compensation Committee consists of David Slackman (Chairman) and Timothy Bishop. The Compensation Committee is empowered by the Board of Directors to review the executive compensation of our officers and directors and to recommend any changes in compensation to the full Board of Directors. As noted above, both members of the Compensation Committee have been determined to be “independent” within the meaning of SEC and NASDAQ regulations. As required under NASDAQ Rule 5605(d)(1), the Compensation Committee assesses the adequacy of its charter on an annual basis.

Compensation Committee Charter. The Board of Directors has adopted a Compensation Committee charter to govern its Compensation Committee. Pursuant to its charter, the Compensation Committee may delegate all or a portion of its duties and responsibilities to one or more subcommittees when appropriate. The Compensation Committee charter is available on our website at www.astafunding.com.

Audit Committee Matters

Audit Committee. The Audit Committee consists of Michael Monteleone (Chairman), David Slackman and Timothy Bishop. The Audit Committee is empowered by the Board of Directors to, among other things: serve as an independent and objective party to monitor our financial reporting process, internal control system and disclosure control system; review and appraise the audit efforts of our independent accountants; assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and our management regarding financial reporting issues; and provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

Audit Committee Financial Expert. The Board of Directors has determined that Michael Monteleone is an “audit committee financial expert” as such term is defined by the SEC. As noted above, Mr. Monteleone, as well as the other members of the Audit Committee, have been determined to be “independent” within the meaning of SEC and NASDAQ regulations.

Audit Committee Charter. The Audit Committee performed its duties during fiscal year 2018 under a written charter approved by the Board of Directors. The Audit Committee charter is available on our website at www.astafunding.com

Independence of Audit Committee Members. Our Common Stock is listed on the NASDAQ Global Select Market and we are governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Listing Rules and under the Rule 10A-3 under the Exchange Act.

Audit Committee Report. In connection with the preparation and filing of our Annual Report on Form 10-K for the fiscal year ended September 30, 2018:

(1) The Audit Committee reviewed and discussed the audited financial statements with our management.

(2) The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees.

The Audit Committee received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with our independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2018 Annual Report on Form 10-K.

Audit Committee Members:
David Slackman
Timothy Bishop

The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be filed with the SEC or subject to Regulation 14A of the Exchange Act, except to the extent specifically requested by us or incorporated by reference in documents otherwise filed.

Nominating and Corporate Governance Committee Matters

Nominating and Corporate Governance Committee (“Governance Committee”). The Governance Committee consists of Timothy Bishop (Chairman) and David Slackman. Pursuant to its charter, the Governance Committee is empowered by the Board of Directors to, among other things, recommend to the Board of Directors qualified individuals to serve on our Board of Directors and to identify the manner in which the Governance Committee evaluates nominees recommended for the Board.

Independence of Governance Committee Members. Members of the Governance Committee have been determined to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Listing Rules.

Procedures for Considering Nominations Made by Stockholders. The Governance Committee’s charter and guidelines developed by the Governance Committee describe procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. The guidelines state that a nomination must be delivered to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (b) information that will enable the Governance Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter and the guidelines for director candidates.

Qualifications. The charter and guidelines developed by the Governance Committee describe the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

●	must satisfy any legal requirements applicable to members of the Board of Directors;

●	must have business or professional experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations;

●	must have a reputation, in one or more of the communities serviced by the Company, for honesty and ethical conduct;

●	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

●

must have experience, either as a member of the board of directors of another public or private company or in another capacity, which demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders. The guidelines developed by the Governance Committee provide that there will be no differences in the manner in which the Governance Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing Board members will include:

●	a review of the information provided to the Governance Committee by the proponent;

●	a review of reference letters from at least two sources determined to be reputable by the Governance Committee;

●	a personal interview of the candidate; and

●	a review of such other information as the Governance Committee shall determine to be relevant.

Third Party Recommendations. In connection with the Meeting, the Governance Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of our Common Stock for at least one year.

Diversity Considerations. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our businesses.

Governance Committee Charter. The Governance Committee performed its duties during fiscal year 2018 under a written charter approved by the Board of Directors. The Governance Committee charter is available on our website at www.astafunding.com.

Code of Ethics

We have adopted a written code of ethics (our “Code of Ethics”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics is available without charge upon written request directed to Asta Funding, Inc., Attn: Bruce R. Foster, 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. Additionally, our Code of Ethics is available on our website at www.astafunding.com. Any amendment to, or waiver of, a provision of our Code of Ethics that applies to our directors or executive officers will be disclosed on our website.

Procedure for Stockholder Communications with Directors

The Secretary will review all communications sent to the Board of Directors. Stockholders may communicate with the Board of Directors generally or with a specific director at any time by writing to the Company’s Secretary at the Company’s address, 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. The Secretary will review all communications received and will forward all substantive communications, as appropriate, to the appropriate individuals.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, named executive officers, and persons holding more than 10% of a registered class of the equity securities of the Company to file with the SEC and to provide us with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. We assist our directors and Section 16 officers in making their Section 16(a) filings pursuant to powers of attorney granted by our directors and Section 16 officers on the basis of information obtained from them and our records. Based solely on a review of the reports furnished to us, or written representations from reporting persons that all reportable transaction were reported, we believe that during the fiscal year ended September 30, 2018, all of our officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a).

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under our 2012 Stock Option and Performance Award Plan, our Equity Compensation Plan and our 2002 Stock Option Plan, as of September 30, 2018.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column(a))
Equity Compensation Plans Approved by Stockholders	728,867	$8.17	1,323,343
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	728,867	$8.17	1,323,343

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Procedures for the Approval of Related Person Transactions

While the Company does not have a written policy, the Audit Committee Charter provides that the Audit Committee has the authority to establish, and communicate to the full Board of Directors and management, policies that restrict us and our affiliates from entering into related person transactions without the Audit Committee’s prior review and approval. In accordance with these policies, the Audit Committee on a timely basis reviews and, if appropriate, approves all related person transactions.

At any time in which an executive officer, director or nominee for director becomes aware of any contemplated or existing transaction that, in that person’s judgment may be a related person transaction, the executive officer, director or nominee for director is expected to notify the Chairman of the Audit Committee of the transaction. Generally, the Chairman of the Audit Committee reviews any reported transaction and may consult with outside legal counsel regarding whether the transaction is, in fact, a related person transaction requiring approval by the Audit Committee. If the transaction is considered to be a related person transaction, then the Audit Committee will review the transaction at its next scheduled meeting or at a special meeting of the committee.

Related Person Transactions

On December 28, 2011, the Company, through a newly-formed indirect subsidiary, ASFI Pegasus Holdings, LLC (“APH”), entered into a joint venture (the “Venture”) with Pegasus Legal Funding, LLC (“PLF”) to form Pegasus Funding, LLC (“Pegasus”) for a period of five (5) years (the “Term”) in accordance with an Operating Agreement between PLF and APH. The Venture purchases interests in personal injury claims from claimants who are a party to a personal injury litigation with the expectation of a settlement in the future. In connection with the Venture, Piccolo Business Advisory, which is owned by Louis Piccolo, a non-independent director of the Company, receives a fee from Pegasus, which is calculated at $350,000 per $10,000,000 loaned to Pegasus by Fund Pegasus, LLC, a subsidiary of the Company, up to a maximum of $700,000, including interest at 4% per annum, payable over six years with payments being made in part from Pegasus’s operating expenses during the Term and thereafter by PLF and its affiliates. Piccolo Business Advisory has been paid $67,000 during the 2018 fiscal year. One of the Company’s subsidiaries is advancing to Pegasus funds to cover Pegasus’s operating expenses, which include payments to Piccolo Business Advisory. During the fiscal year ended September 30, 2017, the Company paid Piccolo Business Advisory $133,000. The Company paid its final payment to Piccolo Business Advisory in March 2018, and has no further obligations under this arrangement.

STOCKHOLDER PROPOSALS

If a stockholder desires to submit a proposal to fellow stockholders at our annual meeting to be held in 2020 and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding proxy form prepared by management, in accordance with Rule 14a-8 under the Exchange Act, such stockholder must submit such proposal in a writing to our executive offices and it must be received at our executive offices no later than April 16, 2020. Any stockholder proposal submitted for inclusion in our proxy materials for the 2020 stockholders’ meeting must meet the requirements of Rule 14a-8 to be included in the 2020 proxy materials.

Under our Amended and Restated Bylaws, director nominations and other business may be brought at the annual meeting only by or at the direction of the Board of Directors or any committee thereof, or by a stockholder entitled to vote who has delivered notice to us containing certain information specified in the Bylaws (x) not later than the close of business on the 60th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting (if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting); and (y) with respect to any other annual meeting of stockholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws must be received no earlier than April 16, 2020 and no later than June 15, 2020, unless the date of our annual meeting to be held in 2020 is more than 30 days in advance, or 60 days after, August 14, 2020, in which case, any such notice must be received no later than the close of business on the tenth day following the date of public disclosure of the date of such meeting.

sSTOCKHOLDERS SHARING AN ADDRESS

Stockholders sharing an address with another stockholder may receive only one annual report or one set of proxy materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate copy of the annual report or a separate set of proxy materials now or in the future may write or call us to request a separate copy of these materials from: Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 (Telephone Number: 201-567-5648). We will promptly deliver a copy of the requested materials.

Similarly, stockholders sharing an address with another stockholder who has received multiple copies of our proxy materials may write to or call the above address and phone number to request delivery of a single copy of these materials.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice of the Annual Meeting, to be presented at the Meeting for action by the stockholders. However, if any other matters are properly brought before the Meeting or any adjournments, postponements or continuations thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

We will provide without charge to each person being solicited by this proxy statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K, for the fiscal year ended September 30, 2018 (as filed with the SEC), including the financial statements thereto. All such requests should be directed to Asta Funding, Inc., Attn: Bruce R. Foster, 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

By Order of the Board of Directors

Bruce R. Foster,

Chief Financial Officer

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2018 ACCOMPANIES THIS PROXY STATEMENT. THIS REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

PROXY

ASTA FUNDING, INC.

THIS

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

August 14, 2019

The undersigned hereby appoints Gary Stern and Bruce R. Foster, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the Asta Funding, Inc. (the “Company”) Annual Meeting of Stockholders to be held on August 14, 2019 and at any adjournments, postponements or continuations thereof (the “Meeting”), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD’S NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF ASTA FUNDING, INC.

August 14, 2019

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ASTA FUNDING, INC.

Please date, sign and mail your proxy card in the envelope provided as soon as possible, or vote on the internet at http://www.astafunding.com, using your company ID number and shareholder ID number.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on August 14, 2019. This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2018, including financial statements, are available on the internet at http://www.viewproxy.com/ASFI/2019. Under rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1, and “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☐

1. Election of Directors:

NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY ☐ FOR ALL EXCEPT (See instructions below)	☐ Gary Stern ☐ David Slackman ☐ Timothy Bishop ☐ Michael Monteleone ☐ Louis A. Piccolo

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

2. Ratification of EisnerAmper LLP as Independent Registered Public Accounting Firm:

For ☐	Against ☐	Abstain ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment, postponement or continuation thereof and upon matters incident to the conduct of the meeting. The Board of Directors is not aware of any such other matters.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE, OR IF ANY ONE OR MORE OF THE NOMINEES BECOMES UNAVAILABLE, FOR ANOTHER NOMINEE OR OTHER NOMINEES TO BE SELECTED BY THE BOARD OF DIRECTORS, AND FOR EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Please sign this proxy and return it promptly whether or not you expect to attend this Meeting. You may nevertheless vote in person if you attend.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.